Van Kampen
High Income Trust II
SEMIANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
                   DIVIDEND REINVESTMENT PLAN      30
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
                 RESULTS OF SHAREHOLDER VOTES      33

Long-term
investment
strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust's manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

------------------------------
NYSE Ticker Symbol - VLT
------------------------------

                                                     MARKET(1)   NAV(2)
------------------------------------------------------------------------
Six-month total return                                 18.95%      6.67%
------------------------------------------------------------------------
One-year total return                                   5.63%      1.20%
------------------------------------------------------------------------
Five-year average annual total return                   4.75%      4.81%
------------------------------------------------------------------------
Ten-year average annual total return                   11.09%     10.09%
------------------------------------------------------------------------
Life-of-Trust average annual total return               6.95%      6.66%
------------------------------------------------------------------------

Commencement date                                                4/28/89
------------------------------------------------------------------------
Distribution rate as a % of closing common share
price(3)                                                          11.53%
------------------------------------------------------------------------
Net asset value                                                    $5.40
------------------------------------------------------------------------
Closing common share price                                         $6.40
------------------------------------------------------------------------
Six-month high common share price (02/05/01)                       $7.25
------------------------------------------------------------------------
Six-month low common share price (01/02/01)                        $5.66
------------------------------------------------------------------------
Preferred share rate(4)                                            3.88%
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term debt investments)

As of June 30, 2001
- A/A................   3.8%   [PIE CHART]
- BBB/Baa............   7.7%
- BB/Ba..............  35.4%
- B/B................  49.7%
- CCC/Caa............   3.1%
- Non-Rated..........   0.3%
As of December 31, 2000
- BBB/Baa............   5.7%   [PIE CHART]
- BB/Ba..............  36.7%
- B/B................  54.9%
- CCC/Caa............   2.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2001 for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/01                                                                            0.0615
2/01                                                                            0.0615
3/01                                                                            0.0615
4/01                                                                            0.0615
5/01                                                                            0.0615
6/01                                                                            0.0615

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       JUNE 30, 2001                    DECEMBER 31, 2000
                                                                       -------------                    -----------------
Telecommunications                                                         14.20                              11.50
Printing, Publishing & Broadcasting                                        12.10                              11.60
Oil and Gas                                                                10.20                              10.90
Hotel, Motel, Inns & Gaming                                                 6.90                               6.40
Chemical                                                                    6.00                               5.10

* Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1991 through June 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/91                                                                       7.3100                             6.8750
                                                                           7.5900                             7.3750
                                                                           7.6200                             7.5000
                                                                           8.2100                             8.2500
6/92                                                                       8.3400                             8.6250
                                                                           8.5800                             9.1250
                                                                           7.9200                             9.3750
                                                                           8.6100                             9.7500
6/93                                                                       8.8400                            10.1250
                                                                           8.7400                            10.2500
                                                                           8.9800                             9.7500
                                                                           8.4900                             9.8750
6/94                                                                       8.1200                             9.7500
                                                                           7.7500                             8.8750
                                                                           7.3200                             7.5000
                                                                           7.6700                             8.2500
6/95                                                                       7.9700                             8.6250
                                                                           8.0300                             8.6250
                                                                           8.1200                             8.7500
                                                                           8.0900                             8.8750
6/96                                                                       7.9400                             8.8750
                                                                           8.1200                             9.1250
                                                                           8.3100                             9.3750
                                                                           8.1300                             9.3750
6/97                                                                       8.3200                             9.8125
                                                                           8.4700                            10.0625
                                                                           8.4400                             9.8125
                                                                           8.5000                            10.0000
6/98                                                                       8.3800                             9.5625
                                                                           7.6400                             8.5000
                                                                           7.5900                             8.6250
                                                                           7.3700                             8.4375
6/99                                                                       7.0900                             8.3125
                                                                           6.6500                             7.1875
                                                                           6.5600                             5.7500
                                                                           6.2100                             6.3750
6/00                                                                       6.0900                             6.8125
                                                                           5.9900                             6.4375
                                                                           5.4000                             5.6900
                                                                           5.7400                             6.4000
6/01                                                                       5.4000                             6.4000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN HIGH INCOME TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST SIX MONTHS. ROBERT J.
HICKEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2001.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   Actually, the market environment
over the past six months has been close to ideal for this type of portfolio, resulting in a period of strong performance. A combination of declining interest rates, a leveraged portfolio structure, and an emphasis on higher-rated securities has helped the trust perform well despite the slowing economy that has threatened to flatten corporate earnings.

    For example, even though the trust invests primarily in high-yield corporate securities, its focus has been on the higher-quality segment of the market. Compared to similar portfolios, the trust holds a greater proportion of its assets in securities rated BB or higher. As of June 30, 2001, this segment of the market represented roughly 50 percent of the portfolio's long-term debt investments.

    This focus on quality has helped temper the credit concerns that have haunted the high-yield corporate arena. The default rate of troubled high-yield credits has been running markedly higher than in recent years (roughly 8.5 percent, up from the typical 5 to 6 percent), so stronger investor demand for high yield issues in the higher rating categories has helped bolster prices in this segment. Also, by focusing on higher-rated issues, the trust was lightly weighted in the telecommunications sector compared to its benchmark, the Chase High Yield Index, which is dominated by lower-rated issuers and has therefore performed quite poorly in recent months. Trust holdings in this sector are predominantly higher-rated issues.

    As a leveraged portfolio, the trust borrows funds at short-term rates and reinvests these assets in longer-term securities, capturing the yield differential between the two ends of the maturity spectrum. This yield difference may help to supplement the return delivered to shareholders. Short-term interest rates have declined steadily over the past six months, and have dropped more than long-term rates. Therefore, the trust's cost of borrowing has declined, while its ability to earn income at the long end of the yield curve has remained strong, increasing the potential benefit of the trust's leveraged portfolio structure.

    The trust continued to provide shareholders with an attractive monthly dividend of $.0615 per share, which translates to a distribution rate of 11.53 percent based on the trust's closing market price on June 30, 2001. For the six months through June 30, 2001, the trust had a total return of 18.95 percent based on market price. This reflects an increase in market price from $5.69 per share on December 31, 2000, to $6.40 per share on June 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Chase High Yield Index posted a total return of 4.56 percent for the same period. The Chase High Yield Index is an unmanaged, broad-based statistical composite of high-yield securities. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE TRUST?

A   We have consistently moved toward
broader diversification of the portfolio, selecting investments from an increasingly large number of individual issuers across a wide cross section of industries. As of June 30, 2001, the trust held securities from no fewer than 140 separate issuers.

    This degree of diversification has been a conscious decision, as we seek to buffer the portfolio from the occasional credit-related problem experienced by high-yield securities of this type. Thus far, it is a strategy that has fulfilled our expectations. We have also relied on our diligent credit research to evaluate our investment choices and lead us in the right direction.

    Within the portfolio's varied mix, we chose to favor some of the industry sectors that appeared to offer the greatest relative value. Consequently, the portfolio was weighted more heavily in several sectors, such as energy (especially refining), food and tobacco, and the beverage category, all of which were positives for the trust's performance. Several of the securities we purchased were issued by Mexican-based issuers, which benefited from Mexico's upgraded credit-rating status.

    Other strong performers were in the wireless personal communication systems sector, chemicals, home building, and retail, including K-Mart, Saks, and Musicland. We have been very happy with our credit selection in the retail sector, which is typically a more risky sector during times of lower consumer spending and a slowing economy. Also, the housing sector has been strong due to the lower interest rate environment, as people have been willing to take advantage of lower mortgage rates to reduce their borrowing costs. Keep in mind that not all securities in the trust performed as favorably, nor is there any guarantee that these securities will perform as well or will be held by the trust in the future.

    Areas in which we reduced the trust's exposure included gaming and health care, both of which had provided a strong run of good performance, but appeared to be peaking. We believed it would be beneficial to realize gains in these sectors and reduce the trust's exposure to a potential pullback in these industries.

    On the down side, the trust had a heavy weighted position in forest products, which were hurt by a downtrend in paper and pulp profits; a heavier weight in metals & mining, which included the economically sensitive steel companies; and in textiles, which lagged due to weak sales and high domestic production costs encountered by selected retail clothing issuers. We continue to evaluate our holdings in these industries.

    Overall, with the attractiveness of higher-rated, shorter-term securities in recent months, we have been able to keep the portfolio close to being fully invested, with a cash position in the range of 1 to 4 percent over the past six months.

Q  WHAT IS YOUR OUTLOOK FOR
    THE MARKET AND THE TRUST
    IN THE MONTHS AHEAD?

A   At the close of the period, we were
generally optimistic about the long-term prospects for the high-yield corporate sector. We expect a potentially more stable market moving forward, as the Federal Reserve Board continues its efforts to reinvigorate the economy and avoid recession by lowering short-term interest rates, making it less expensive for companies to finance their operations through the bond market.

    It appears the market is already pricing in further interest rate cuts by the Fed, expecting perhaps another one or two cuts of 25 basis points each. This is a positive sign for the trust's leveraged portfolio, as lower interest rates mean lower borrowing costs. On the other hand, further cuts also mean that the economy continues to be weak in the near term, which is bad news for corporate earnings and the demand for high-yield corporate debt.

    We will be closely watching the yield-spread dynamics in the marketplace, as strong prices in the BB rated portion of the market may be creating a situation where B rated securities begin to look quite attractive in comparison. If yields in these two sectors begin to converge, the trust could be susceptible to falling prices for its holdings in the BB rated sector.

    Nevertheless, our focus will remain on maintaining a higher-quality portfolio built on strong credit research, while seeking to provide a highly competitive level of current income.

As of July 24, 2001, the trust is managed by the High Yield team of Van Kampen Investment Advisory Corp. ("The Adviser"). The team is made up of established investment professionals. Current members of the team include Stephen F. Esser, a Managing Director of the Adviser, Gordon W. Loery, an Executive Director of the Adviser, and Deanna L. Loughnane, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

LEVERAGE: An investment strategy that involves using borrowed money to finance an investment. Leveraging involves certain risks, including the potential for increased volatility.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          CORPORATE BONDS  92.8%
          AEROSPACE & DEFENSE  2.2%
$1,170    Dyncorp..................................        9.500%   03/01/07   $ 1,099,800
   735    Sequa Corp. .............................        9.000    08/01/09       731,325
                                                                               -----------
                                                                                 1,831,125
                                                                               -----------
          AUTOMOBILE  2.0%
 1,150    Aetna Industries, Inc. (a)...............       11.875    10/01/06       425,500
   350    Aftermarket Technology Corp. ............       12.000    08/01/04       351,750
   225    Cambridge Industries, Inc. (b) (c).......       10.250    07/15/07        31,500
   430    Lear Corp. ..............................        7.960    05/15/05       434,300
   110    Talon Automotive Group, Inc. (b).........        9.625    05/01/08         5,500
   465    Venture Holdings Trust...................        9.500    07/01/05       367,350
    55    Venture Holdings Trust...................       12.000    06/01/09        33,275
                                                                               -----------
                                                                                 1,649,175
                                                                               -----------
          BEVERAGE, FOOD & TOBACCO  3.6%
   550    Chiquita Brands International, Inc.
          (b) .....................................       10.000    06/15/09       374,000
   900    Coca Cola Femsa S.A. (Mexico)............        8.950    11/01/06       972,000
   250    Del Monte Corp, 144A--Private Placement
          (d)......................................        9.250    05/15/11       252,812
   430    National Wine & Spirits, Inc. ...........       10.125    01/15/09       438,600
   850    Pepsi Gemex S.A. (Mexico)................        9.750    03/30/04       920,125
                                                                               -----------
                                                                                 2,957,537
                                                                               -----------
          BUILDINGS & REAL ESTATE  3.0%
   135    Choctaw Resort Development Enterprise,
          144A--Private Placement (d)..............        9.250    04/01/09       138,375
   325    Hovnanian K Enterprises, Inc. ...........       10.500    10/01/07       333,125
   653    Intrawest Corp. (Canada).................        9.750    08/15/08       659,530
   190    Nortek, Inc. ............................        8.875    08/01/08       183,350
   430    Scholer Homes, 144A--Private
          Placement (d)............................        9.375    07/15/09       430,537
   675    Webb (Del E.) Corp. .....................       10.250    02/15/10       715,500
                                                                               -----------
                                                                                 2,460,417
                                                                               -----------
          CHEMICAL  5.6%
   265    Agriculture Minerals & Chemicals,
          Inc. ....................................       10.750    09/30/03       226,575
   650    Equistar Chemicals L.P. .................        8.500    02/15/04       640,250
   125    Hercules, Inc., 144A--Private Placement
          (d)......................................       11.125    11/15/07       125,625

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          CHEMICAL (CONTINUED)
$2,272    Huntsman Polymers Corp. .................       11.750%   12/01/04   $ 1,863,040
 1,204    ISP Holdings, Inc. ......................        9.750    02/15/02     1,213,030
   430    Millennium America, Inc. 144A--Private
          Placement (d)............................        9.250    06/15/08       435,375
   260    Pioneer Americas Acquisition Corp. (b)...        9.250    06/15/07        84,500
                                                                               -----------
                                                                                 4,588,395
                                                                               -----------
          CONSUMER DISTRIBUTION  0.3%
   215    Owens & Minor, Inc., 144A--Private
          Placement (d) (e)........................        8.500    07/15/11       217,150
                                                                               -----------

          CONSUMER NON-DURABLES  0.6%
   240    BRL Universal Equipment..................        8.875    02/15/08       247,200
   200    Elizabeth Arden, Inc. ...................       11.750    02/01/11       212,500
                                                                               -----------
                                                                                   459,700
                                                                               -----------
          CONTAINERS, PACKAGING & GLASS  2.1%
   700    Fonda Group, Inc. .......................        9.500    03/01/07       595,000
 1,100    Radnor Holdings Corp. ...................       10.000    12/01/03       918,500
   205    Sweetheart Cup, Inc. ....................       10.500    09/01/03       194,750
                                                                               -----------
                                                                                 1,708,250
                                                                               -----------
          DIVERSIFIED/CONGLOMERATE
          MANUFACTURING  1.3%
 1,050    Communications & Power Industries,
          Inc. ....................................       12.000    08/01/05       546,000
   495    Pacifica Papers, Inc. (Canada)...........       10.000    03/15/09       527,175
                                                                               -----------
                                                                                 1,073,175
                                                                               -----------
          ELECTRONICS  0.9%
   650    Flextronics International Ltd.
          (Singapore)..............................        8.750    10/15/07       627,250
   390    Globix Corp. ............................       12.500    02/01/10       119,925
                                                                               -----------
                                                                                   747,175
                                                                               -----------
          FINANCE  4.1%
   180    Alamosa Delaware, Inc., 144A--Private
          Placement (d)............................       12.500    02/01/11       162,900
   240    Banco Nacional de Comercio
          Exterior (Mexico)........................        7.250    02/02/04       241,800
   645    Conseco, Inc. ...........................        6.400    02/10/03       603,075
   290    Labranche & Co., Inc.....................       12.000    03/02/07       324,800
   220    Madison River Capital LLC................       13.250    03/01/10       110,000
   480    Port Arthur Finance Corp. ...............       12.500    01/15/09       492,000
 1,450    Vicap S.A. (Mexico)......................       10.250    05/15/02     1,446,375
                                                                               -----------
                                                                                 3,380,950
                                                                               -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          GROCERY  4.1%
$  895    Disco S.A. (Argentina)...................        9.125%   05/15/03   $   845,775
 1,100    Fleming Cos., Inc. ......................       10.500    12/01/04     1,130,250
 1,180    Jitney Jungle Stores America, Inc. (b)
          (c)......................................       12.000    03/01/06        14,750
 1,405    Pantry, Inc. ............................       10.250    10/15/07     1,369,875
                                                                               -----------
                                                                                 3,360,650
                                                                               -----------
          HEALTHCARE  3.2%
   250    AdvancePCS...............................        8.500    04/01/08       253,750
   450    Fisher Scientific International, Inc. ...        7.125    12/15/05       430,875
   620    Fresenius Medical Care Capital Trust.....        9.000    12/01/06       641,700
   850    Tenet Healthcare Corp. ..................        8.000    01/15/05       873,375
   430    Tenet Healthcare Corp. ..................        8.625    12/01/03       446,125
                                                                               -----------
                                                                                 2,645,825
                                                                               -----------
          HOME & OFFICE FURNISHINGS  0.1%
    70    Sealy Mattress Co., 144A--Private
          Placement (d)............................        9.875    12/15/07        69,300
                                                                               -----------

          HOTEL, MOTEL, INNS & GAMING  6.5%
   195    Argosy Gaming Co. .......................       10.750    06/01/09       210,600
   220    Argosy Gaming Co., 144A--Private
          Placement (d)............................       10.750    06/01/09       237,600
   460    Booth Creek Ski Holdings, Inc. ..........       12.500    03/15/07       384,100
   652    Boyd Gaming Corp. .......................        9.250    10/01/03       658,520
   210    Circus Circus Enterprises, Inc. .........        6.450    02/01/06       194,250
   430    Harvey's Casino Resorts..................       10.625    06/01/06       453,650
   110    Horseshoe Gaming LLC.....................        8.625    05/15/09       110,825
   230    Majestic Star Casino LLC.................       10.875    07/01/06       208,150
   700    Mandalay Resort Groups...................       10.250    08/01/07       735,000
   220    MGM Grand, Inc. .........................        9.750    06/01/07       235,400
 1,100    Mohegan Tribal Gaming Authority..........        8.125    01/01/06     1,116,500
   380    Park Place Entertainment Corp. ..........        7.875    12/15/05       382,850
   325    Park Place Entertainment Corp. ..........        8.875    09/15/08       338,812
                                                                               -----------
                                                                                 5,266,257
                                                                               -----------
          LEISURE/ENTERTAINMENT  0.3%
   200    Steinway Musical Instruments, Inc.,
          144A--Private Placement (d)..............        8.750    04/15/11       202,000
                                                                               -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MINING, STEEL, IRON & NON-PRECIOUS
          METAL  2.9%
$  900    GS Technologies Operating, Inc. (b)
          (c)......................................       12.250%   10/01/05   $    31,500
 1,475    Kaiser Aluminum & Chemical Corp. ........        9.875    02/15/02     1,452,875
   140    Renco Steel Holdings, Inc. ..............       10.875    02/01/05        23,800
 1,210    WCI Steel, Inc. .........................       10.000    12/01/04       822,800
                                                                               -----------
                                                                                 2,330,975
                                                                               -----------
          OIL & GAS  9.5%
   760    Benton Oil & Gas, Inc. ..................       11.625    05/01/03       547,200
   215    Chesapeake Energy Corp., 144A--Private
          Placement (d)............................        8.125    04/01/11       202,100
   430    Chesapeake Energy, Inc. .................        7.875    03/15/04       425,700
   910    Frontier Oil Corp. ......................       11.750    11/15/09       978,250
   265    Giant Industries, Inc. ..................        9.000    09/01/07       250,425
 1,218    Giant Industries, Inc. ..................        9.750    11/15/03     1,221,045
 1,086    KCS Energy, Inc. ........................       11.000    01/15/03     1,102,290
   425    Petroleos Mexicanos (Mexico).............        7.430    07/15/05       431,375
   255    Pogo Producing Co. ......................        8.250    04/15/11       255,000
   800    Pride Petroleum Services, Inc. ..........        9.375    05/01/07       846,000
   430    R & B Falcon Corp. ......................        6.500    04/15/03       438,600
   515    R & B Falcon Corp. ......................        9.500    12/15/08       605,125
   500    Vintage Petroleum, Inc., 144A--Private
          Placement (d)............................        7.875    05/15/11       485,000
                                                                               -----------
                                                                                 7,788,110
                                                                               -----------
          PAPER  1.0%
   215    Fibermark, Inc., 144A--Private
          Placement (d)............................       10.750    04/15/11       218,225
   575    Repap New Brunswick, Inc. ...............        9.000    06/01/04       609,500
                                                                               -----------
                                                                                   827,725
                                                                               -----------
          PRINTING, PUBLISHING & BROADCASTING 11.3%
 1,100    Adelphia Communications Corp. ...........        9.250    10/01/02     1,105,500
   430    Century Communications Corp. ............        9.750    02/15/02       432,150
 1,080    Charter Communication Holdings LLC.......        8.250    04/01/07     1,023,300
   150    Classic Cable, Inc. .....................        9.375    08/01/09        48,000
   470    CSC Holdings, Inc. ......................       10.500    05/15/16       519,350
   725    EchoStar Communications Corp. ...........        9.250    02/01/06       712,313

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          PRINTING, PUBLISHING & BROADCASTING (CONTINUED)
$  375    Insight Communications, Inc.,
          144A--Private Placement (d) (f)..........     0/12.250%   02/15/11   $   213,750
   850    International Cabletel, Inc. ............       12.750    04/15/05       646,000
   930    James Cable Partners L.P. ...............       10.750    08/15/04       767,250
 1,100    K-III Communications Corp. ..............       10.250    06/01/04     1,144,000
   430    Price Communications Wireless, Inc. .....        9.125    12/15/06       447,200
   650    Primedia, Inc., 144A--Private Placement
          (d)......................................        8.875    05/15/11       617,500
   215    Radio One, Inc., 144A--Private
          Placement (d)............................        8.875    07/01/11       216,075
   325    Sinclair Broadcast Group, Inc. ..........       10.000    09/30/05       328,250
   860    Telewest PLC (United Kingdom)............        9.625    10/01/06       718,100
   595    United Pan Europe
          Communications (Netherlands).............       10.875    11/01/07       238,000
   125    Ziff Davis Media, Inc. ..................       12.000    07/15/10        71,250
                                                                               -----------
                                                                                 9,247,988
                                                                               -----------
          PRODUCER MANUFACTURING  2.3%
   430    Allied Waste North America, Inc., 144A-
          Private Placement (d)....................        8.875    04/01/08       440,750
   150    Associated Materials, Inc. ..............        9.250    03/01/08       147,000
   530    Briggs & Stratton, 144A--Private
          Placement (d)............................        8.875    03/15/11       535,300
   465    Cemex Corp., 144A--Private Placement
          (Mexico) (d).............................        8.625    07/18/03       490,575
   455    Numatics, Inc. ..........................        9.625    04/01/08       286,650
                                                                               -----------
                                                                                 1,900,275
                                                                               -----------
          RAW MATERIALS/PROCESSING INDUSTRIES  0.1%
   220    Doe Run Resources Corp. .................       11.250    03/15/05        60,500
                                                                               -----------

          RETAIL  3.3%
   205    Big 5 Corp. .............................       10.875    11/15/07       201,925
   500    Community Distributors, Inc. ............       10.250    10/15/04       205,000
   500    Hosiery Corp. of America, Inc. ..........       13.750    08/01/02       135,000
   430    J C Penney, Inc. ........................        7.250    04/01/02       430,092
   260    K Mart Corp. ............................        8.375    12/01/04       253,500
   675    Musicland Group, Inc. ...................        9.875    03/15/08       720,563
   540    Polaroid Corp. ..........................        6.750    01/15/02       275,400
   540    Saks, Inc. ..............................        7.000    07/15/04       510,300
                                                                               -----------
                                                                                 2,731,780
                                                                               -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          TECHNOLOGY  1.5%
$  525    Amkor Technology, Inc., 144A--Private
          Placement (d)............................        9.250%   02/15/08   $   490,875
   220    Exodus Communications, Inc. .............       11.250    07/01/08        72,600
   325    Fairchild Semiconductor Corp. ...........       10.500    02/01/09       315,250
   495    PSI Net, Inc. (b) (c)....................       10.500    12/01/06        34,650
   325    Tektronix, Inc. .........................        7.625    08/15/02       331,500
                                                                               -----------
                                                                                 1,244,875
                                                                               -----------
          TELECOMMUNICATIONS  13.2%
   755    Airgate PCS, Inc. (f) ...................     0/13.500    10/01/09       437,900
   190    Alamosa Holdings, Inc. (f)...............     0/12.875    02/15/10        88,350
   215    American Cellular Corp., 144A--Private
          Placement (d)............................        9.500    10/15/09       201,025
   215    American Tower Corp., 144A--Private
          Placement (d)............................        9.375    02/01/09       203,175
   430    Asia Global Crossing (Bermuda)...........       13.375    10/15/10       335,400
   325    AT&T Wireless Services, Inc.,
          144A--Private Placement (d)..............        7.875    03/01/11       326,164
   435    Focal Communications Corp. ..............       11.875    01/15/10       139,200
   975    Filtronic Plc (United Kingdom)...........       10.000    12/01/05       643,500
   430    France Telecom, 144A--Private Placement
          (France) (d).............................        7.750    03/01/11       439,031
   650    Frontier Corp. ..........................        6.000    10/15/03       529,750
   795    Global Crossing Holdings Ltd.
          (Bermuda)................................        9.125    11/15/06       628,050
   440    Grupo Iusacell S.A. (Mexico).............       10.000    07/15/04       448,800
   960    GT Group Telecom, Inc. (f)...............     0/13.250    02/01/10       297,600
 1,290    Intercel, Inc. ..........................       12.000    05/01/06     1,367,400
   940    Intermedia Communications, Inc. .........        8.600    06/01/08       925,900
   120    Intermedia Communications, Inc. .........        8.875    11/01/07       118,200
    30    Intermedia Communications, Inc. .........       12.500    05/15/06        29,850
   620    IPCS, Inc. (f)...........................     0/14.000    07/15/10       254,200
    75    Level 3 Communications, Inc. ............        9.125    05/01/08        31,500
   875    Metromedia Fiber Network, Inc. ..........       10.000    12/15/09       341,250
   140    McLeodUSA, Inc. .........................       11.375    01/01/09        89,600
   220    MGC Communications, Inc. ................       13.000    10/01/04       135,300
   845    Nextel Communications, Inc. .............        9.375    11/15/09       663,325
   430    Nextlink Communications, Inc. ...........        9.625    10/01/07       124,700
   420    Nextlink Communications, Inc. ...........       10.500    12/01/09       126,000
   150    Philippine Long Distance Telephone
          (Philippines)............................       10.500    04/15/09       139,110

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          TELECOMMUNICATIONS (CONTINUED)
$  220    Philippine Long Distance Telephone
          (Philippines)............................       10.625%   06/02/04   $   220,176
   220    Pinnacle Holdings, Inc. (f)..............     0/10.000    03/15/08       116,600
   265    Rural Cellular Corp. ....................        9.625    05/15/08       258,375
   220    Telecorp PCS, Inc. ......................       10.625    07/15/10       207,350
   280    Tritel PCS, Inc. ........................       10.375    01/15/11       255,500
   140    US Unwired, Inc. (f).....................     0/13.375    11/01/09        69,300
   715    Williams Communications Group, Inc. .....       11.700    08/01/08       289,575
   320    WorldCom, Inc. ..........................        8.250    05/15/31       314,732
                                                                               -----------
                                                                                10,795,888
                                                                               -----------
          TEXTILES  0.6%
   875    Dan River, Inc. .........................       10.125    12/15/03       393,750
    80    Supreme International, Inc. .............       12.250    04/01/06        74,800
                                                                               -----------
                                                                                   468,550
                                                                               -----------
          TRANSPORTATION  4.1%
   330    Cenargo International PLC
          (United Kingdom).........................        9.750    06/15/08       260,700
 1,580    Greyhound Lines, Inc. ...................       11.500    04/15/07     1,453,600
   470    International Shipholding Corp. .........        9.000    07/01/03       467,650
   650    Laidlaw, Inc. (Canada) (b)...............        7.700    08/15/02       273,000
   433    Northwest Airlines Corp. ................        8.375    03/15/04       433,000
   430    Stena AB (Sweden)........................       10.500    12/15/05       425,700
                                                                               -----------
                                                                                 3,313,650
                                                                               -----------
          UTILITIES  3.1%
   325    AES Corp. ...............................        8.750    12/15/02       329,063
   535    AES Corp. ...............................        9.500    06/01/09       545,031
   430    AES Drax Energy Ltd. (Cayman Islands)....       11.500    08/30/10       467,625
   325    Calpine Corp. ...........................        8.500    02/15/11       316,063
   430    Calpine Corp. ...........................        8.625    08/15/10       421,400
   430    CMS Energy Corp. ........................        7.625    11/15/04       421,400
                                                                               -----------
                                                                                 2,500,582
                                                                               -----------

TOTAL CORPORATE BONDS  92.8%................................................    75,827,979
                                                                               -----------

          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATION  0.1%
   110    United Mexican States (Mexico)...........        8.375    01/14/11       110,852
                                                                               -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                                     MARKET
DESCRIPTION                                                                           VALUE
EQUITIES  0.8%
DecisionOne Corp. (2,450 common shares) (g).....................................   $     5,196
DecisionOne Corp. (5,386 common stock warrants) (g).............................            54
GT Group Telecom, Inc. (960 common stock warrants), 144A--Private Placement (d)
(g).............................................................................        33,600
Hosiery Corp. of America, Inc. (500 common stock warrants) (g)..................        20,250
IPCS, Inc. (620 common stock warrants), 144A--Private Placement (d) (g).........        12,400
NTL, Inc. (1,187 common stock warrants), 144A--Private Placement (d) (g)........         6,268
Pathmark Stores, Inc. (22,672 common shares) (g)................................       557,731
Star Gas Partners L.P. (220 limited partnership units)..........................         4,587
                                                                                   -----------

TOTAL EQUITIES  ................................................................       640,086
                                                                                   -----------

TOTAL LONG-TERM INVESTMENTS  93.7%
  (Cost $88,513,257)............................................................    76,578,917

REPURCHASE AGREEMENT  4.5%
State Street Bank and Trust (Collateralized by U.S. Treasury Note, $3,714,000
par, 6.00% coupon due 08/15/09, dated 06/29/01, to be sold on 07/02/01 at
$3,715,216) (Cost $3,714,000)...................................................     3,714,000
                                                                                   -----------

TOTAL INVESTMENTS  98.2%
  (Cost $92,227,257)............................................................    80,292,917

OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.....................................     1,458,995
                                                                                   -----------

NET ASSETS  100.0%..............................................................   $81,751,912
                                                                                   ===========

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Non-income producing, as security is in default.

(c) This borrower has filed for protection in federal bankruptcy court.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Securities purchased on a when-issued or delayed delivery basis.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(g) Non-income producing security.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $92,227,257)........................  $ 80,292,917
Cash........................................................           679
Receivables:
  Interest..................................................     2,021,653
  Investments Sold..........................................        11,813
Other.......................................................         1,445
                                                              ------------
    Total Assets............................................    82,328,507
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       215,000
  Income Distributions--Common and Preferred Shares.........       111,469
  Investment Advisory Fee...................................        45,211
  Affiliates................................................         7,505
Trustees' Deferred Compensation and Retirement Plans........       127,267
Accrued Expenses............................................        70,143
                                                              ------------
    Total Liabilities.......................................       576,595
                                                              ------------
NET ASSETS..................................................  $ 81,751,912
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,520 issued with liquidation preference of
  $25,000 per share)........................................  $ 38,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,109,000 shares issued and
  outstanding)..............................................        81,090
Paid in Surplus.............................................    68,101,593
Accumulated Distributions in Excess of Net Investment
  Income....................................................    (1,310,156)
Accumulated Net Realized Loss...............................   (11,664,048)
Net Unrealized Depreciation.................................   (11,456,567)
                                                              ------------
  Net Assets Applicable to Common Shares....................    43,751,912
                                                              ------------
NET ASSETS..................................................  $ 81,751,912
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($43,751,912 divided by
  8,109,000 shares outstanding).............................  $       5.40
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $  4,204,247
Dividends...................................................             253
Other.......................................................           2,150
                                                                ------------
    Total Income............................................       4,206,650
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................         292,026
Preferred Share Maintenance.................................          62,000
Trustees' Fees and Related Expenses.........................          22,093
Legal.......................................................          12,990
Custody.....................................................           5,686
Other.......................................................         101,073
                                                                ------------
    Total Expenses..........................................         495,868
                                                                ------------
NET INVESTMENT INCOME.......................................    $  3,710,782
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (2,282,078)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (14,370,267)
  End of the Period.........................................     (11,934,340)
                                                                ------------
Net Unrealized Appreciation During the Period...............       2,435,927
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $    153,849
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  3,864,631
                                                                ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2001      DECEMBER 31, 2000
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $ 3,710,782          $ 8,917,606
Net Realized Loss.................................    (2,282,078)          (3,815,549)
Net Unrealized Appreciation/Depreciation During
  the Period......................................     2,435,927           (5,156,599)
                                                     -----------          -----------
Change in Net Assets from Operations..............     3,864,631              (54,542)
                                                     -----------          -----------

Distributions from and in Excess of Net Investment
  Income:
  Common Shares...................................    (2,991,792)          (6,309,638)
  Preferred Shares................................      (915,557)          (2,562,945)

Return of Capital Distribution:
  Common Shares...................................           -0-             (342,437)
  Preferred Shares................................           -0-             (139,097)
                                                     -----------          -----------
Total Distributions...............................    (3,907,349)          (9,354,117)
                                                     -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       (42,718)          (9,408,659)

FROM CAPITAL TRANSACTIONS:
Redemption of Preferred Shares....................           -0-           (7,000,000)
                                                     -----------          -----------
TOTAL DECREASE IN NET ASSETS......................       (42,718)         (16,408,659)
NET ASSETS:
Beginning of the Period...........................    81,794,630           98,203,289
                                                     -----------          -----------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $1,310,156 and $635,816, respectively).......   $81,751,912          $81,794,630
                                                     ===========          ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          SIX MONTHS
                                                            ENDED
                                                           JUNE 30,    --------------------------
                                                           2001 (E)     2000     1999      1998
                                                          ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).............   $ 5.40     $ 6.56   $  7.59   $  8.44
                                                            ------     ------   -------   -------
 Net Investment Income...................................      .46       1.10      1.14      1.18
 Net Realized and Unrealized Gain/Loss...................      .02      (1.11)    (1.00)     (.77)
                                                            ------     ------   -------   -------
Total from Investment Operations.........................      .48       (.01)      .14       .41
                                                            ------     ------   -------   -------
Less: Distributions from and in excess of Net Investment
 Income:
   Paid to Common Shareholders...........................      .37        .76       .90       .96
   Common Share Equivalent of Distributions Paid to
     Preferred Shareholders..............................      .11        .33       .27       .30
 Return of Capital Distributions Paid to Common
   Shareholders..........................................      -0-        .06       -0-       -0-
                                                            ------     ------   -------   -------
Total Distributions......................................      .48       1.15      1.17      1.26
                                                            ------     ------   -------   -------
NET ASSET VALUE, END OF THE PERIOD.......................   $ 5.40     $ 5.40   $  6.56   $  7.59
                                                            ======     ======   =======   =======
Market Price Per Share at End of the Period..............   $ 6.40     $ 5.69   $  5.75   $ 8.625
Total Investment Return at Market Price (b)..............   18.95%*    12.13%   -25.28%    -2.73%
Total Return at Net Asset Value (c)......................    6.67%*    -5.69%    -1.77%     1.22%
Net Assets at End of the Period (In millions)............   $ 81.8     $ 81.8   $  98.2   $ 106.6
Ratio of Expenses to Average Net Assets Applicable to
 Common Shares (d).......................................    2.17%      2.03%     1.97%     1.92%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d).........................   16.22%     17.77%    16.32%    14.54%
Portfolio Turnover.......................................      28%*       40%       56%       65%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (d)....................................    1.19%      1.07%     1.10%     1.14%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (f).........................   12.22%     12.66%    12.41%    10.85%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.......................    1,520      1,520     1,800       900
Asset Coverage Per Preferred Share (g)...................   53,784     53,812    54,557   118,418
Involuntary Liquidating Preference Per Preferred Share...   25,000     25,000    25,000    50,000
Average Market Value Per Preferred Share.................   25,000     25,000    25,000    50,000

 * Non-annualized

(a) Net asset value at December 31, 1991 of $7.62 is adjusted for redemption costs associated with the 9.5% cumulative preferred shares and offering costs associated with the auction preferred shares of $.33 per share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.05, increase net realized and unrealized gains and losses per share by $.05 and decrease the ratio of net investment income to average net assets from 18.04% to 16.22%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(f) Ratios reflect the effect of dividend payments to preferred shareholders.

(g) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------
     1997      1996      1995      1994      1993      1992      1991
-----------------------------------------------------------------------
    $  8.31   $  8.12   $  7.32   $  8.98   $  7.92   $  7.29   $  5.88
    -------   -------   -------   -------   -------   -------   -------
       1.20      1.23      1.27      1.28      1.42      1.69      1.51
        .18       .21       .81     (1.53)     1.02       .42      1.69
    -------   -------   -------   -------   -------   -------   -------
       1.38      1.44      2.08      (.25)     2.44      2.11      3.20
    -------   -------   -------   -------   -------   -------   -------
        .96       .96       .96      1.18      1.20       .98       .92
        .29       .29       .32       .23       .18       .50       .54
        -0-       -0-       -0-       -0-       -0-       -0-       -0-
    -------   -------   -------   -------   -------   -------   -------
       1.25      1.25      1.28      1.41      1.38      1.48      1.46
    -------   -------   -------   -------   -------   -------   -------
    $  8.44   $  8.31   $  8.12   $  7.32   $  8.98   $  7.92   $  7.62
    =======   =======   =======   =======   =======   =======   =======
    $9.8125   $ 9.375   $  8.75   $  7.50   $  9.75   $ 9.375   $  7.50
     15.34%    18.91%    30.33%   -12.94%    17.01%    39.58%    62.27%
     13.90%    15.15%    25.19%    -5.70%    30.08%    16.92%    46.26%
    $ 113.4   $ 112.4   $ 110.8   $ 104.4   $ 117.8   $ 109.2   $ 108.2
                1.89%     1.96%     1.97%     1.72%     1.73%     2.73%
      1.83%
               15.19%    16.19%    15.75%    16.46%    20.61%    21.21%
     14.43%
        98%       94%      124%      125%      140%      145%       97%
                1.12%     1.15%     1.17%     1.05%     1.02%     1.52%
      1.10%
               11.58%    12.09%    12.87%    14.41%    14.49%    13.59%
     10.93%
        900       900       900       900       900       900       927
    148,238   124,849   123,135   115,957   130,926   121,322   116,695
     50,000    50,000    50,000    50,000    50,000    50,000    50,040
     50,000    50,000    50,000    50,000    50,000    50,000    50,040

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of high income producing fixed-income securities. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Trust did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $477,773 reduction in cost of securities and a corresponding $477,773 decrease in net unrealized depreciation based on securities held by the Trust on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $414,879; decrease net unrealized depreciation by $309,234, and decrease net realized losses by $105,645. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $8,710,794 which expires between December 31, 2002 and December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $92,659,837, the aggregate gross unrealized appreciation is $1,670,084 and the aggregate gross unrealized depreciation is $14,037,004, resulting in net unrealized depreciation on long- and short-term investments of $12,366,920.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets of the Trust.

    For the six months ended June 30, 2001, the Trust recognized expenses of approximately $1,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended June 30, 2001, the Trust recognized expenses of approximately $18,300 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $22,050,140 and $22,221,488, respectively.

4. AUCTION PREFERRED SHARES

As of June 30, 2001, the Trust has outstanding 1,520 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on June 30, 2001 was 3.88%. During the six months ended June 30, 2001, the rates ranged from 3.88% to 6.55%.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

         2800 Post Oak Blvd.
          Houston, TX 77056
        Attn: Closed-End Funds

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  6,618,525            163,679
Hugo F. Sonnenschein...................................  6,616,770            165,434

With regards to the election of the following trustee by the preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Theodore A. Myers......................................      1,399                 19

The other trustees whose terms did not expire in 2001 were David C. Arch, Rod Dammeyer, Howard J Kerr and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
920, 913, 100                                                    3552H01-AS-8/01
VLT SAR 8/01